Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 17, 2014

Paracap Corporation

(Exact name of registrant as specified in its charter)

000-51975

(Commission File Number)

Nevada

(State or other jurisdiction of incorporation)

N/A

(IRS Employer Identification No.)

c/o Catalyst Capital

Unit 232, 2498 W.41st Ave Vancouver, BC. V6M 2A

(Address of principal executive offices with zip code)

949-419-6588

(Registrant's telephone number, including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 452 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Previous Independent Registered Public Accounting Firm

Former accounting firm Amisano Hanson CA resigned on May 1, 2013 and is no longer practicing. The Company’s board of directors approved the decision to change accountants.

During the period from April 1, 2005 (date of inception) to July 31, 2005 and any subsequent annual or interim period preceding the resignation of Amisano Hanson, CA, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused it to make reference to the subject matter of the disagreements in connection with its report.

The report of Amisano Hanson, CA on the Company’s financial statements as of July 31, 2005 and for the period from April 1, 2005 (date of inception) to July 31, 2005 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

During the Company's period from April 1, 2005 (date of inception) to July 31, 2005 and any subsequent annual or interim period preceding the resignation of Amisano Hanson, CA, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

(b) Engagement of New Independent Registered Public Accounting Firm

Effective as of May 1, 2013, Stan Lee J.H. CPA was hired as the independent accountant. The PCAOB has since revoked the registration of Stan J.H. Lee, CPA for failure to adhere to the rules imposed by the PCAOB.

During the two most recent fiscal years or any subsequent interim period prior to engaging Stan Lee J.H. CPA and through the Engagement Date, the Company has not consulted with Stan Lee J.H. CPA, regarding either:

1.	the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Stan Lee J.H., CPA & concluded was an important factor to be considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.	any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

The Company has requested that Stan Lee J.H., CPA, furnish it with a letter addressed to the Securities and Exchange Commission indicating whether it agrees with the above statements and if not, stating the respects in which it does not agree. A copy of Stan Lee J.H., CPA, letter dated March 17, 2014 is attached as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits

Exhibit No. Exhibit

16.1 Letter from Stan Lee J.H., CPA, addressed to the

Securities and Exchange Commission, dated as of

March 17, 2014.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Registrant: Paracap Corporation

Signed: /s/ Xing Cheng Yao

Name: Xing Cheng Yao

Title: President

Date: March 17, 2014